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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          May 13, 2003
                                                -------------------------------

                                   ONEIDA LTD.
             (Exact name of Registrant as specified in its charter)

         NEW YORK                    1-5452                    15-0405700
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission               (I.R.S. Employer
     of incorporation)            File Number)           Identification Number)

163-181 KENWOOD AVENUE, ONEIDA, NEW YORK                          13421
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code   (315) 361-3000
                                                   -----------------------------

Former name or former address, if changed since last report            N/A
                                                           ---------------------





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ITEM 5    OTHER EVENTS

          The information required by this item is incorporated by reference to a press release dated May 13, 2003, which is attached as an exhibit to this Form.

EXHIBITS

          EXHIBIT 99.1



                  Press Release dated May 13, 2003.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ONEIDA LTD.

                                           By: /s/ CATHERINE H. SUTTMEIER
                                               --------------------------
                                                   Catherine H. Suttmeier
                                                   Corporate Vice President,
                                                   Secretary and General Counsel

Dated: May 14, 2003